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Exhibit 10.1.1

AMENDMENT NUMBER ONE
TO
FIRST AMENDED AND RESTATED FINANCING AGREEMENT

        This AMENDMENT NUMBER ONE TO FIRST AMENDED AND RESTATED FINANCING AGREEMENT (this "Amendment"), dated as of April 11, 2005, amends that certain First Amended and Restated Financing Agreement, dated as of September 15, 2004 (as may be amended from time to time, the "Financing Agreement"), executed by The Sports Authority, Inc., a Delaware corporation ("Parent"), and each of the subsidiaries of Parent identified on the signature pages thereto ("Subsidiaries," together with the Parent shall be referred to herein as the "Borrowers"), and The CIT Group/Business Credit, Inc., a New York corporation ("Agent"), for its benefit and the benefit of the lenders (such lenders are collectively referred to herein as the "Lender Group") that are parties from time to time to the Financing Agreement.

RECITALS

        WHEREAS, Agent, for its benefit and the benefit of the Lender Group, and Borrowers wish to amend the Financing Agreement pursuant to the terms and provisions set forth in this Amendment as herein provided; and

        NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

        1.     Definitions. Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings set forth in the Financing Agreement.

        2.     Applicable Margin Definition Amendment. The definition of "Applicable Margin" in the Financing Agreement is deleted and the following substituted in place thereof:

          "Applicable Margin" shall mean from and including the date of this Amendment, the Applicable Margin as may be increased or decreased, to the relevant Applicable Margin set forth in the table below that corresponds to the highest pricing level (with level 4 being the lowest) with respect to which the Borrowers have met the Funded Debt Ratio level set forth therein:

Pricing Level	Funded Debt Ratio	Revolving Line of Credit Applicable Margin for LIBOR Loans	Revolving Line of Credit Applicable Margin for Chase Bank Rate Loans	Term Loan Applicable Margin for LIBOR Loans	Term Loan Applicable Margin for Chase Bank Rate Loans
1	Greater than 3.25	2.00%	0.00%	4.00%	2.25%
2	Greater than 2.50 but less than or equal to 3.25	1.75%	0.00%	3.50%	1.75%
3	Greater than 1.75 but less than or equal to 2.50	1.50%	0.00%	3.00%	1.75%
4	Less than or equal to 1.75	1.25%	0.00%	3.00%	1.50%

Any adjustment to the prevailing Applicable Margin shall be effective on the first (1st) Business Day of the month immediately following the date on which the Agent has received and reviewed Fiscal Quarter end financial statements in accordance with any requirements established by the Agent for the preparation and delivery thereof. Notwithstanding anything in this Agreement to the contrary, in the event that, the audited financial statements of the Borrowers required hereunder for such Fiscal Year shall indicate that the actual Funded Debt Ratio was higher for any Fiscal Quarter in such Fiscal Year than previously reported in the quarterly financial statements for such quarter, then the Applicable Margin shall be adjusted retroactively (to the effective date of the Applicable Margin which was based upon the delivery of such incorrect financial statements) to reflect the correct margin, and the Borrowers shall make payments to the Agent, for the ratable benefit of the Lenders, to reflect such adjustment."

        3.     Early Termination Fee Definition Amendment. The definition of "Early Termination Fee" in the Financing Agreement is deleted and the following is substituted in place thereof:

          "Early Termination Fee" shall: (a) mean the fee the Agent on behalf of the Lenders is entitled to charge the Borrowers (if any) in the event the Borrowers or any one of them terminates the Line of Credit or this Financing Agreement on a date on or before August 4, 2007; and (b) be determined by multiplying the Line of Credit by (x) one half percent (0.5%) if the Early Termination Date occurs on or before August 4, 2005, and (y) one quarter percent (0.25%) if the Early Termination Date occurs after August 4, 2005 but on or before August 4, 2007.

        4.     Fixed Charge Coverage Ratio Definition Amendment. The definition of "Fixed Charge Coverage Ratio" in the Financing Agreement is deleted and the following substituted in place thereof:

          "Fixed Charge Coverage Ratio" shall mean, for the twelve (12) Fiscal Month period then ending, the ratio determined by dividing EBITDA, less capital expenditures (as defined in accordance with GAAP; provided, however, solely for the purpose of this definition, in calculating EBITDA and capital expenditures, tenant improvement allowances shall be treated as they have been historically treated by the Borrower prior to the Securities and Exchange Commission letter date February 7, 2005 clarifying lease accounting issues, without regard to GAAP) actually paid, by the sum of (a) all Interest Expense actually paid during such period, (b) principal amounts paid on any Indebtedness other than the Obligations, and (c) all federal, state and local income tax expenses paid.

        5.     Amendment. The following definitions are added to the Financing Agreement:

          "Funded Debt Ratio" shall mean the ratio determined by dividing TFFQ Average Debt by TFFQ EBITDA.

          "TFFQ Average Debt" shall mean the average of all funded debt (including capital leases but excluding the construction loan for Paramus, New Jersey in an amount up to Six Million Dollar ($6,000,000)) outstanding at the end of each fiscal quarter calculated by dividing the sum of the Funded Debt outstanding at the end of each of the previous twelve (12) months, as shown on the financial statements prepared by the Borrower, by twelve (12).

        6.     Maturity Date Definition Amendment. The date of August 4, 2008 in subsection (i) of the definition of "Maturity Date" in the Financing Agreement is hereby deleted and the date of August 4, 2009 is substituted in its place.

        7.     Section 11 Amendment. The date of August 4, 2008 in Section 11 of the Financing Agreement is hereby deleted and the date August 4, 2009 substituted in its place.

        8.     Section 14.12 Amendment. The date of August 4, 2008 in the fourth line of Section 14.12 of the Financing Agreement is hereby deleted and the date of August 4, 2009 is substituted in its place.

        9.     Condition Precedent. The effectiveness of this Amendment is expressly conditioned upon the receipt by Agent of an executed copy of this Amendment executed by Borrowers and each of the members of the Lender Group.

        10.   Entire Agreement. The Financing Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

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        11.   Conflicting Terms. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Financing Agreement, the terms of this Amendment shall govern. In all other respects, the Financing Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        12.   Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        13.   Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment.

        14.   Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

[SIGNATURE PAGES APPEAR ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Number One To First Amended and Restated Financing Agreement as of the date first above written.

BORROWERS:
THE SPORTS AUTHORITY, INC., a Delaware corporation
By:
Name:	Tom Wildenberg
Title:	Senior Vice President of Finance
By:
Name:	Nesa E. Hassanein
Title:	Executive Vice President
TSA CORPORATE SERVICES, INC., a Colorado corporation
By:
Name:	Tom Wildenberg
Title:	Senior Vice President of Finance
By:
Name:	Nesa E. Hassanein
Title:	Executive Vice President
TSA GIFT CARD, INC., a Virginia corporation
By:
Name:	Tom Wildenberg
Title:	Senior Vice President of Finance
By:
Name:	Nesa E. Hassanein
Title:	Executive Vice President

THE SPORTS AUTHORITY MICHIGAN, INC., a Michigan corporation
By:
Name:	Tom Wildenberg
Title:	Senior Vice President of Finance
By:
Name:	Nesa E. Hassanein
Title:	Executive Vice President
TSA STORES, INC., a Delaware corporation
By:
Name:	Tom Wildenberg
Title:	Senior Vice President of Finance
By:
Name:	Nesa E. Hassanein
Title:	Executive Vice President
LENDERS:
THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($80,000,000) Pro rata share (13.33%)
Term Loan Commitment:
Principal amount ($20,000,000) Pro rata share (50%)

FLEET RETAIL GROUP, INC., a Delaware corporation
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($110,000,000) Pro rata share (18.33%)
Term Loan Commitment:
Principal amount ($20,000,000) Pro rata share (50%)
WELLS FARGO FOOTHILL, LLC, a California limited liability company
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($75,000,000) Pro rata share (12.5%)
GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($80,000,000) Pro rata share (13.33%)

NATIONAL CITY BUSINESS CREDIT, INC., an Ohio corporation (formerly know as National City Commercial Finance, Inc.)
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($50,000,000) Pro rata share (8.33%)
WACHOVIA BANK, NATIONAL ASSOCIATION, as successor by merger to Congress Financial Corporation (Southwest), a Texas corporation
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($50,000,000) Pro rata share (8.33%)
LASALLE BANK NATIONAL ASSOCIATION,
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($50,000,000) Pro rata share (8.33%)
JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($60,000,000) Pro rata share (10.00%)

PNC BANK, NATIONAL ASSOCIATION,
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($25,000,000) Pro rata share (4.17%)
AmSOUTH BANK, an Alabama corporation
By:
Name:
Title:
Revolving Loans Commitment:
Principal amount ($20,000,000) Pro rata share (3.33%)

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AMENDMENT NUMBER ONE TO FIRST AMENDED AND RESTATED FINANCING AGREEMENT